Exhibit 10.4.1

(Multicurrency--Cross Border)


                                    ISDA(R)
                 International Swap Dealers Association, Inc.
                               MASTER AGREEMENT

                        dated as of 28 September, 2004


National Australia Bank       Perpetual Trustee Company        National Global MBS
Limited (ABN 12 004           Limited (ABN 42 000 001          Manager Ptd Ltd
044 337) ("Party A")     and  007) as trustee for the    and   (ABN 36 102 668 226)
                              National RMBS Trust              ("Global Trust
                              2004-1 ("Party B")               Manager")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions. Accordingly, the parties agree as follows: --

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   Obligations

(a)  General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: --

     (i) in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the Full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to
               Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) Liability. If: --

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or perforating its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(c) or to give notice of a Termination Event or any agreement or obligation under
     Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
     (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
          (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
          (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

               (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

               (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below: --

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate If: --

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  Effect of Designation.

     (i) If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default: --

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event: --

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties: --

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is convened into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details, provided (see the Schedule) and will be deemed effective as indicated: --

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answer back is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good Faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market, selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

National Australia Bank Limited         Perpetual Trustee Company Limited
         ("Party A")                    as trustee of the National RMBS
                                        Trust 2004-1 ("Party B")
-------------------------------         ---------------------------------
      (Name of Party)                     (Name of Party)


By: /s/ Michael White                     By: /s/ Kate Hamblin
    ---------------------                     --------------------
Name: Michael White                       Name: Kate Hamblin
Title: Manager Group Funding              Title: Manager
Date:  28 September 2004                  Date:  28 September 2004




National Global MBS Manager Ptd Ltd
     ("Global Trust Manager")

-------------------------------
      (Name of Party)


By: /s/ Michael White
-------------------------------
Name: Michael White
Title: Manager Group Funding
Date:  28 September 2004

                                    ISDA(R)
             International Swaps and Derivatives Association, Inc.

                                   SCHEDULE
                                    to the
                               Master Agreement
                         dated as of 28 September 2004


                                    between
                        National Australia Bank Limited
                             (ABN 12 004 044 937)
                                  ("Party A")
                                      and
                       Perpetual Trustee Company Limited
      (ABN 42 000 001 007) as trustee for the National RMBS Trust 2004-1
                                  ("Party B")
                                      and
                National Global MBS Manager Pty Ltd
                             (ABN 36 102 668 226)
                           ("Global Trust Manager")


Part 1.  Termination Provisions(1)

In this Agreement:

(a)   "Specified Entity" in relation to:

      (i)   Party A, is not applicable; and

      (ii)  Party B, is not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(d)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i)    A.  in respect of the Basis Swap, Loss will apply;

             B.  in respect of the Fixed Swap, Market Quotation will apply;

      (ii)   The Second Method will apply;


--------
1   Parts 1-5 are subject to Part 6:  Securitisation Provisions.

      (iii) the definition of "Loss" in Section 14 of this Agreement is amended by adding the following sentence at the end of that definition:

      "However, in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero."

(e)   "Termination Currency" will be Australian dollars.

(f)   Additional Termination Event. Not Applicable.

Part 2.  Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i) the accuracy of any representations made by the other party pursuant to Section 3(f) (as the case may be) of this Agreement;

      (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

      (iii)  the satisfaction of the agreement of the other party contained in
             Section 4(d) of this Agreement,

      provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representation. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the representation:

      It is an Australian resident and does not derive the payments under this Agreement in part or whole carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

Part 3.  Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:

Party required        Form/Document/Certificate          Date by which to          Covered by
to deliver document                                      be delivered              Section 3(d)
                                                                                   Representations
Party A and           Any document or certificate       On the earlier of (a) as   No
Party B               reasonably required or            soon as reasonably
                      reasonably requested by Party     practical following
                      A or Party B in connection        learning that such
                      with its obligations to make      document or certificate
                      a payment under this              is required and (b) as
                      Agreement which would enable      soon as reasonably
                      that party to make the            practicable following a
                      payment free from any             request by the other
                      deduction or withholding for      party
                      or on account of Tax or as
                      would reduce the rate at
                      which deduction or
                      withholding for or on account
                      of Tax is applied to that
                      payment.

(b)   Other documents to be delivered are:

Party required        Form/Document/Certificate          Date by which to          Covered by
to deliver document                                      be delivered              Section 3(d)
                                                                                   Representations

Party A and           A list of authorised               On execution of this      Yes
Party B               signatories for the party          Agreement or as soon as
                      and, if so requested by the        reasonably practicable
                      other party, evidence              following a request by
                      satisfactory in form and           the other party.
                      substance to the other party
                      of the authority of the
                      authorised signatories of the
                      party to execute this
                      Agreement and any
                      Confirmation on behalf of the
                      party.


Party A and           A legal opinion as to the          At any time prior to      Yes
Party B               validity and enforceability        the first Issue Date.
                      of that party's obligations
                      under this Agreement in form
                      and substance (and issued by
                      legal counsel) reasonably
                      acceptable to each other
                      party.

Global Trust          A copy (certified by an            In the case of each        Yes
Manager (to be        Authorised Person of the           Credit Support
delivered to          Global Trust Manager to be a       Document, within 5
Party A)              true and complete copy) of         Business Days (or such
                      each Credit Support Document       period as Party A
                      in respect of Party B and          agrees to) of execution
                      (without limiting                  of this Agreement
                                                         (provided that



                                       4

Party required        Form/Document/Certificate          Date by which to          Covered by
to deliver document                                      be delivered              Section 3(d)
                                                                                   Representations

                      any obligation Party B may         it must be received by
                      have under the terms of the        the first Issue Date)
                      Credit Support Documents to        and, in the case of an
                      notify Party A of amendments)      amending document,
                      a copy (certified by an            within 5 Business Days
                      Authorised Person of the           (or such other period
                      Global Trust Manager to be a       as Party A agrees to)
                      true and complete copy) of any     of execution of the
                      document that amends in any        amending document.
                      way the terms of any Credit
                      Support Document.

Global Trust          Certified (by an Authorised        Within 5 Business Days     Yes
Manager (to be        Person of the Global Trust         of execution of this
delivered to          Manager) copy of the Master        Agreement, provided
Party A)              Trust Deed, Supplemental           that they must be
                      Deed, Class A Note                 delivered by the first
                      Conditions, Definitions            Issue Date.
                      Schedule and Note Trust Deed.

Part 4.  Miscellaneous

(a)   Addresses for Notices. For the purpose of Section 12(a) of this
      Agreement:

      Address for notices or communications to Party A:

      Address:  10th Floor, 120 Spencer Street, Melbourne   VIC  3000

      Attention:  Supervisor, Swaps Administration

      Telex No:  Not applicable                Answerback:    Not applicable

      Facsimile No:  (613) 8614 0907           Telephone No:  (613) 8614 0224

      Electronic Messaging System Details:     Not applicable

      Address for notices or communications to Party B:

      Address:  Level 7, 9 Castlereagh Street, Sydney   NSW   2000

      Attention:  Manager, Securitisation

      Telex No:  Not applicable                Answerback:    Not applicable

      Facsimile No:  612 8256 1422             Telephone No:  612 9229 9000

      Electronic Messaging System Details:     Not applicable

      All notices or communications to Party B to be copied to the Global Trust Manager at the address below

      Address for notices or communications to Global Trust Manager:

      Address:  Level 24, 500 Bourke Street, Melbourne   VIC  3000

      Attention:  Manager, Group Funding

      Telex No:  Not applicable                Answerback:    Not Applicable

      Facsimile No:  613 8641 0906             Telephone No:

      Electronic Messaging System Details:     to be advised from time to time]

(b)   Process Agent. For the purpose of Section 13(c) of this Agreement:

      (i) Party A appoints as its Process Agent: Nil.

      (ii) Party B appoints as its Process Agent: Nil.

(c)   Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Neither Party A nor Party B is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)   Credit Support Document. Details of any Credit Support Document:

      (i)   in relation to Party A: nil

      (ii) in relation to Party B: the Master Security Trust Deed and the Deed of Charge.

(g) Credit Support Provider. Credit Support Provider means in relation to Party A and Party B: nil.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and each party submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory. Section 13(b)(i) is deleted and replaced by the following:

           "(ii) submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory; and".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), Party A is deemed not to have any Affiliates.

Part 5.  Other Provisions

(1)   Payments: In Section 2:

      (a)  In Section 2(a)(i) add the following sentence:

           "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

      (b) In Section 2(a)(ii), the first sentence is deleted and replaced with the following sentence:

           "Unless specified otherwise in this Agreement, payments under this Agreement will be made by 4.00pm (Melbourne time) on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

      (c) Insert new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

           "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

      (d)  Add the following new sentence to Section 2(b):

           "Each new account so designated shall be in the same tax jurisdiction as the original account."

      (e)  Insert the following new Section 2(f):

           "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c) in respect of the Basis Swap, then such amount will be satisfied in part or in whole, as the case may be, to the extent of the then Prepayment Adjusted Amount (if any) by Party B deducting that amount from the Collateral Account."

(2) Representations: In Section 3:

      (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

           "(including in the case of a party being an authorised deposit-taking institution under the Banking Act 1959 (Cwlth)), section 13A(3) of the Banking Act 1959 (Cwlth) and section 86 of the Reserve Bank Act 1959 (Cwlth) or any analogous provision under any other law applicable to a party),"

      (b)  Insert new paragraphs (g) and (h) in Section 3 immediately after
           Section 3(f):

           "(g) Relationship between Parties. Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                (i) Non-Reliance. It is acting for its own account or, in the case of Party B, as trustee of the Trust, and it has made its own independent decisions to enter into that Transaction or, in the case of Party B, has been directed to do so by the Global Trust Manager and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary or, in the case of Party B, at the direction of the Global Trust Manager. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction (other than, in the case of Party B, the Global Trust Manager).

           (h)  Trust. By Party B, in respect of Party B only:

                (i) Trust Validly Created. The Trust has been validly created and is in existence at the date of this Agreement.

                (ii) Sole Trustee. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

                (iv) Power. It has power under the Master Trust Deed to enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Trust.

                (v) Good Title. It is the legal owner of, or has equitable title to (as applicable), the Assets of the Trust and has power under the

                       Master Trust Deed to mortgage or charge them in the manner provided in the Credit Support Documents and, subject only to the Credit Support Documents and any Security Interest permitted under the Credit Support Documents, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(3A)  Collateralisation of Party A's Obligations under the Fixed Swap (S&P):
      If at any time Party A in respect of the Fixed Swap does not have a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating, it must, at its cost alone:

      (a) immediately seek to enter into, and enter into by no later than 30 days after Party A ceases to have S&P's Prescribed Rating, an agreement to novate all of its rights and obligations under this Agreement as Party A to a replacement swap counterparty which has a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating; and

      (b) until the novation to the replacement swap counterparty referred to in (a) above is effective:

           (i) continue to fulfill its obligations as Party A under this Agreement in accordance with the terms of this Agreement;

           (ii) upon the expiration of 30 days after becoming aware that it does not have a short-term credit rating from S&P equal to or higher than S&P's Prescribed Rating deposit in the Collateral Account an amount equal to the CCA; and

           (iii) on each day which is 30 days after a previous payment of the CCA, ensure that an amount has been deposited into the Collateral Account by Party A equal to the CCA (without duplication of any amount previously paid).

      If Party A is unable to effect a transfer in accordance with paragraph
      (a) above within 30 days, or if Party A so elects, it must enter into such other arrangements in respect of the Fixed Rate Swap which are satisfactory to the Global Trust Manager and which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

      Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

      Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph (a) above, Party B, at the direction of the Global Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3B)  Collateralisation of Party A's Obligations under the Fixed
      Swap (Moody's)

      (a) If at any time Party A in respect of the Fixed Swap does not have a credit rating equal to or higher than the Prescribed Ratings from Moody's then on the earlier of:

           (i) 30 days after such downgrade, if and while Party A has a long term credit rating of at least A-2 by Moody's; and

           (ii)   otherwise, 5 days after such downgrade,

           Party A must at its cost alone either:

           (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) or which may be based on any agreement reached between the parties, in support of its obligations under the Agreement, PROVIDED that Party A and Party B receive prior written confirmation from each Current Rating Agency mentioned above that the rating assigned to the Notes then outstanding by each Current Rating Agency mentioned above is not adversely affected by the downgrade following such collateral arrangements being put in place;

           (B) novate all its rights and obligations with respect to this Agreement to a replacement counterparty acceptable to the Global Trust Manager, Party B and each Current Rating Agency on substantially the same terms as this Agreement; or

           (C) enter into other arrangements satisfactory to Party B and the Global Trust Manager which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

      (b) Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

      (c) Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph (a)(B) above, Party B, at the direction of the Global Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3C)  General Collateralisation Provisions

      (a) If, at any time, Party A's obligations under this Agreement are transferred in accordance with any of Parts 5(3A), (3B), (4), (5) or (6), Party A shall be, provided that all costs of the transfer have been satisfied by Party A, immediately entitled to any collateral which it has provided under any of Parts 5(3A), (3B),
           (4), (5) or (6) (less any amount withdrawn in accordance with sub-paragraph (b) below).

      (b) Party B may only make withdrawals from the Collateral Account if directed to do so by the Global Trust Manager and then only for the purpose of:

           (i) transferring obligations under this Agreement in accordance with any of Parts 5(3A), (3B), (4), (5) or (6) (including the costs of obtaining a replacement counterparty);

           (ii) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any of Parts 5(3A),
                  (3B), (4), (5) or (6);

           (iii) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

           (iv) paying any relevant bank charges, financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account; or

           (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

           The Global Trust Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (ii) or (iii) above as soon as such refund or payment is possible.

      (c) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by any of Parts 5(3A),
           (3B), (4), (5) or (6).

(4) Prepayment of Obligations under Basis Swap: If on any Determination Date, Party A (in respect of the Basis Swap) does not have a short-term credit rating equal to or higher than the Prescribed Rating from any Current Rating Agency then Party A (in respect of the Basis Swap) must do one of the following:

      (a) (Prepayment): subject to Part 5(5) and Part 5(6) of this Schedule, on the relevant Payment Date next following that Determination Date (each a "Prepayment Date") pay to Party B the Net Prepayment Amount (if any) for the Interest Period commencing on that Prepayment Date by depositing such Net Prepayment Amount into the Collateral Account in cleared funds; or

      (b) (Other arrangements): enter into some other arrangement in respect of the Basis Swap which is satisfactory to the Global Trust Manager and Party B and which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

      Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

(5) Conditions for Maintaining cash collateral and Net Prepayment Amount in Collateral Account:

      (a) (Conditions for depositing): No amount may be deposited into the Collateral Account unless:

           (i)  the Collateral Account is held with an Eligible Bank; or

           (ii) either:

                (A)   the Collateral Account is not held with an Eligible
                      Bank; or

                (B) the Collateral Account is held with an Eligible Bank which has a short term credit rating by each Current Rating Agency of lower than the Prescribed Ratings from each Current Rating Agency, and, in each case, a standby guarantee with an entity rated sufficiently by each Current Rating Agency has been entered into to support the obligations of the entity with whom the Collateral Account is held, to repay from, in accordance with normal banking practice, moneys deposited and to be deposited into the Collateral Account.

      (b) (Transfer of Net Prepayment Amount):

           (i) (Cannot be deposited): If on any Prepayment Date an amount cannot be deposited into the Collateral Account pursuant to
                Part 5(5)(a) of this Schedule, Party B must, at the direction of the Global Trust Manager, immediately establish a new interest bearing account with an Eligible Bank and deposit the amount of each Net Prepayment Amount into the new account (and, pending the opening of such new account, deposit such amount into the Collections Account).

           (ii) (Cannot continue to be deposited): If any amount has been deposited into the Collateral Account, but Party B becomes aware that such amount cannot continue to be deposited in the Collateral Account pursuant to Part 5(5)(a) of this Schedule, Party B must, at the direction of the Global Trust Manager:

                (A) immediately establish a new interest bearing account with an Eligible Bank and transfer each such amount standing to the credit of the Collateral Account to the new account; and

                (B) deposit each such amount it receives pursuant to Part 5(4)(a) of this Schedule into such new account.

(6) Adjustments to Prepayments under the Basis Swap:

      (a)  (Adjustments when the Variable Rate is less than the Threshold
           Rate): If Party A elects to pay to Party B the Net Prepayment Amount on a Prepayment Date pursuant to Part 5(4)(a) and that Net Prepayment Amount:

           (i) exceeds the amount remaining after deducting from the Prepayment Adjusted Amount (if any) for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then the aggregate amount which Party A is liable to pay to Party B into the Collateral Account under Part 5(4)(a) is the amount of the excess and such amount will be paid as a prepayment of Party A's obligations under the Basis Swap; or

           (ii) is less than the amount remaining after deducting from the Prepayment Adjusted Amount (if any) for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then Party B must pay to Party A the amount of the difference from the Collateral Account.

      (b) (Adjustments where the Variable Rate equals or exceeds the Threshold Rate): If, on any Determination Date, Party A has the Prescribed Rating from each Current Rating Agency, Party B must pay from the Collateral Account to Party A on the next Payment Date the amount remaining after deducting from the then Prepayment

           Adjusted Amount (if any) the amount to be satisfied from it on that Payment Date pursuant to Section 2(f).

      (c) (Prepayment): A prepayment by Party A under Part 5(4)(a) or Part 5(6)(a) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of the Basis Swap.

      (d) (Party A): All references to Party A in this Part 5(6) are to Party A in respect of the Basis Swap.

(7)   Reduced Payment

      If, on any Payment Date, the application of an amount from the Total Available Income (excluding any net amounts due to be received by Party B on that Payment Date under clause 14.4(d) of the Supplemental Deed) towards Party B's obligations under the Basis Swap and the Fixed Swap for the Collection Period ending immediately prior to that Payment Date is insufficient to pay in full the amount due by Party B under the Basis Swap and the Fixed Swap (prior to any payment netting under Section 2(c) taking effect), then Party B's obligation to make payment on that Payment Date is limited to the extent that it has funds available for that purpose. Party A's obligations to make any payment under the Basis Swap and the Fixed Swap on that Payment Date will be reduced (prior to any payment netting under Section 2(c) taking effect) by the same proportion as the reduction in Party B's payment obligations in respect of the Basis Swap and the Fixed Swap on that Payment Date (prior to any payment netting under Section 2(c) taking effect).

(8) Segregation: Where Party A in respect of the Basis Swap is a different entity to Party A in respect of the Fixed Swap, the provisions of this Agreement shall have effect separately and severally in respect of the Basis Swap and the Fixed Swap and shall be enforceable by Party B as though a separate agreement applied between Party A and Party B in respect of the Basis Swap and the Fixed Swap, so that (among other things):

      (a) representations made and agreements entered into by the parties under this Agreement are made and entered into separately and severally by Party A and Party B in respect of each of the Fixed Swap and the Basis Swap and may be enforced by Party B against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

      (b) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each of the Fixed Swap and the Basis Swap, and only accrue to Party B against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

      (c) the occurrence of an Event of Default or Termination Event in respect of the Fixed Swap does not in itself constitute an Event of Default or Termination Event in respect of the Basis Swap; and

      (d) the occurrence of an Event of Default or Termination Event in respect of the Basis Swap does not in itself constitute an Event of Default or Termination Event in respect of the Fixed Swap.

(9) Payment Default: In Section 5, delete Section 5(a)(i) and replace it with the following:

           "(i) Failure to Pay. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before:

                 (1) where the failure is by Party B, 10.00am on the tenth Business Day after notice of such failure is given to Party B; and

                 (2) where the failure is by Party A, 10.00am on the tenth Business Day after notice of such failure is given to Party A,

                 provided that a failure by Party B to pay Party A any amount due in accordance with clause 2 of the Fixed Swap is not an Event of Default (unless Party B has sufficient funds to pay such amount in accordance with clause 14 of the Supplemental Deed and Party B fails to pay such amount).

(10)  Termination: In Section 6:

      (i)   add the following sentence at the end of the second paragraph of
            Section 6(b)(ii):

            "However, if Party A is that other party it must, if so requested by the Global Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding material incidental expenses) to make such a transfer to an Affiliate (as that expression is defined in Section 14) provided each Current Rating Agency has given prior confirmation to Party A that such a transfer will not result in an Adverse Rating Effect.";

      (ii) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(11) Unpaid Amounts: After Section 6(e)(ii), a new Section 6(e)(iii) is inserted as follows, Section 6(e)(iii) and 6(e)(iv) are renumbered accordingly, and all cross references in the Agreement to Sections 6(e)(iii) and (iv) are renumbered to the extent necessary:

           "(iii) Unpaid Amounts. If the Second Method and Loss apply in respect of a Terminated Transaction, in addition to the amounts (if any) payable under Section 6(e)(i)(4) or Section 6(e)(ii), an amount will be payable equal to the Termination Currency Equivalent of the Unpaid Amounts owing to Party A less the Termination Currency Equivalent of the Unpaid Amounts owing to Party B. If the amount payable is a positive number, Party B will pay that amount to Party A;
                   if it is a negative number, Party A will pay that amount to Party B. For the purposes of this Section 6(e)(iii), the definition of "Unpaid Amounts" in Section 14 will be construed so that references in that definition to "all Terminated Transactions" and "each Terminated Transaction" are references only to Terminated Transactions in respect of which the Second Method and Loss apply."

(12)  Facsimile Transmission: In Section 12:

      (a)  Replace Section 12(a)(iii) with:

                "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

      (b)  Insert a new paragraph (vi) in Section 12(a) immediately after
           Section 12(a)(v) as follows:

                "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(13)  Definitions

      In this Agreement, unless the contrary intention appears:

      (a) Definitions Schedule and Supplemental Deed: unless defined in this Agreement, words and phrases defined in the Definitions Schedule and the Supplemental Deed (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Definitions Schedule or the Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Definitions Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Definitions Schedule in relation to a Trust (as defined in the Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

      (b) Interpretation: references to time are references to Melbourne time, unless stated otherwise;

      (c)  Trustee Capacity:

           (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

           (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph
                 (i) only;

      (d) Definitions: in Section 14:

           (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                 "Affected Transactions" means, with respect to a Termination Event, all Transactions."

                 "Local Business Day" has the same meaning as "Business Day"."

           (ii)  insert the following new definitions:

                 "Basis Swap" means the Transaction entered into between Party A, Party B and the Global Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 1 (or as otherwise agreed between Party A, Party B and the Global Trust Manager).

                 "Basis Swap Amount" means, in relation to a Determination Date and the Collection Period and the Interest Period which relate to that Determination Date, the aggregate Outstanding Principal Balance in relation to all Housing Loans forming part of the Purchased Mortgage Loans being charged a variable rate of interest at the opening of business on the first day of that Collection Period.

                 "Collateral Account" means any account into which collateral is provided by Party A in accordance with this Agreement.

                "CCA" means, in respect of an entity where the entity does not have a short term credit rating from S&P equal to or higher than S&P's Prescribed Rating in respect of the Fixed Swap, an amount at least equal to the greater of:

                (i)    zero;

                (ii)   CR;

                (iii)  1% of the Fixed Swap Amount; or

                (iv) the net amount (if any) as determined by the Global Trust Manager that is expected to be due by Party A to Party B in respect of the Fixed Swap on the immediately following Payment Date.

                 Where:

                 CR = MTM + VB

                 MTM = the aggregate mark-to-market value (whether positive or negative) of each Transaction in respect of the Fixed Rate Swap determined in accordance with the following paragraph no earlier than 3 Business Days prior to the date that the CCA is deposited in the Collateral Account.

                 Party A must calculate the mark-to-market value of each Transaction in respect of the Fixed Rate Swap by obtaining 2 bids from counterparties willing to provide each Transaction in the absence of Party A with ratings acceptable to S&P. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

                 VB = the relevant percentage obtained from S&P in accordance with S&P's then current interest rate swap criteria.


                 "Definitions Schedule" means the document entitled "National RMBS Trusts Definitions Schedule" dated 3 January 2001 between the parties listed in schedule 1 to that document (as amended from time to time).

                 "Fixed Swap" means the Transaction entered into pursuant to the terms of this Agreement between Party A, Party B and the Global Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 2 (or as otherwise agreed between Party A, Party B and the Global Trust Manager).

                 "Fixed Swap Amount" means, in relation to a Determination Date and the Collection Period and the Interest Period which relate to that Determination Date, the aggregate Outstanding Principal Balance in relation to all Housing Loans forming part of the Purchased Mortgage Loans (excluding Housing Loans being charged a variable rate of interest) at the opening of business on the first day of that Collection Period.

                 "Net Prepayment Amount" in relation to the Basis Swap and a Determination Date and the Interest Period commencing on the next Prepayment Date, means the amount determined in accordance with the following formula:

                       NPA = Y x BSA x   n
                                        ---
                                        365

                where:

                NPA  =  the Net Prepayment Amount for that Interest Period;

                Y    =  TR-VR (expressed as a percentage per annum);

                TR   =  the Threshold Rate on that Determination Date;

                VR   =  the Variable Rate on that Determination Date;

                BSA  =  the Basis Swap Amount for that Interest Period; and

                n    =  the actual number of days in that Interest Period,

                such that if the calculation of this amount is less than zero, then the Net Prepayment Amount is taken to be equal to zero.

                 "Prepayment Adjusted Amount" means:

                (a) for the first Prepayment Date, the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to
                      Part 5(4)(a) of this Schedule in relation to the Interest Period commencing on that Prepayment Date; and

                (b) for each subsequent Prepayment Date, the aggregate balance of the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to Part 5(4)(a) of this Schedule after taking into account any applications and any additional prepayments by, or repayments to, Party A in respect of the Basis Swap pursuant to Part 5(6)(b) of this Schedule.

                "Prescribed Rating" means:

                 (a)  a short term credit rating of A-1 in the case of S&P; or

                 (b) in the case of the Fixed Swap, a short term credit rating of P-1 or a long term rating of A2 in the case of Moody's and, in relation to the Basis Swap, a short term rating of P-1 in the case of Moody's.

                 "Supplemental Deed" means the deed entitled "National RMBS Trust 2004-1 Supplemental Deed" dated on or about the date of this Agreement between Party A, Party B, the Global Trust Manager and others.

                 "Trust" means the National RMBS Trust 2004-1 constituted by the Master Trust Deed and a notice of creation of trust.

                "Variable Rate" in relation to a Determination Date means the rate then equal to the weighted average of the variable rates charged in respect of the Housing Loans forming part of the Purchased Mortgage Loans at the close of business on the last day of the Collection Period just ended.

      (f) ISDA Definitions: The 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc (the "2000 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

      (g) Inconsistency: Unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

           (i)    any Confirmation;

           (ii)   this Agreement;

           (iii)  the Supplemental Deed;

           (iv)   the Definitions Schedule; and

           (v)    the 2000 ISDA Definitions.

      (h) Swap Transaction: Any reference to a:

           (i) "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

           (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.

      (i) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

      (j) Clause 14 of the Supplemental Deed: Party B agrees that it will not consent to an amendment to clause 14 of the Supplemental Deed without the prior consent if Party A.

(14)  Limitation of Liability: Insert the following Section 15, after Section
      14:

      "15. Party B's Limitation of Liability

           Clause 2 of the Definitions Schedule (as at the date of this Agreement) applies to this Agreement as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this Agreement).

(15)  Send Information: Insert the following new Section 16 after Section 15:

      "16  Send Information

           On each Determination Date the Global Trust Manager will send to each Current Rating Agency such information in the possession of the Global Trust Manager as each Current Rating Agency reasonably requires in relation to the Basis Swap, the Fixed Swap and any other matters in connection with this Agreement."

(1)   Notes Repaid:  Insert the following new Section 17 after
      Section 16:

      "17  Notes Repaid

           If the Invested Amount in respect of all Notes has been repaid, or all Notes are deemed under the Transaction Documents to have been redeemed in full, then the obligations (if any) of Party A in respect of the Basis Swap under Part 5(4)(a) and Part 5(7) of the Schedule cease and Party B must repay to Party A in respect of the Basis Swap any remaining prepayments made pursuant to those provisions, together with any collateral provided by Party A to Party B."

(17) Further Assurances: Each party will, upon request by any other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(18) Derivative Contract: The parties acknowledge and agree that for the purposes of the Transaction Documents this Agreement is a Derivative Contract.

(19)  Procedures for Entering into Transactions

      (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send:

      (i) Party B and the Global Trust Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B and the Global Trust Manager), and Party B and the Global Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

           (ii) Party B and the Global Trust Manager a Confirmation substantially in the form set out in Annexure 2 (or in such other form as may be agreed between Party A, Party B and the Global Trust Manager), and Party B and the Global Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

      (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(20) Authorised Person: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Person of that party.

(2)   Recorded Conversations: Each party:

      (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

      (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

      (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

      (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(22) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Entity of that party which have the day to day responsibility for the administration or management of that party's (or a Related Entity of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(23) Amendments to this Agreement: The Global Trust Manager must give 10 Business Days' notice in writing to each Current Rating Agency of any amendments to this Agreement.

(24) Global Trust Manager's Undertaking: The Global Trust Manager, Party A and Party B undertake to comply with their respective obligations under the Supplemental Deed and the other Transaction Documents for the Trust. For the avoidance of doubt, the parties acknowledge and agree that the failure by Party B, the Global Trust Manager or Party A to comply with this undertaking will not give rise to an Event of Default under this Agreement.

(25) Appointment of Global Trust Manager: Party A acknowledges that, under the Master Trust Deed, Party B has appointed the Global Trust Manager as Global Trust Manager of the Trust, with the powers set out in, and upon and subject to the terms of the Master Trust Deed.

Part 6 - Securitisation Provisions

(a) Inconsistency. In the event of any inconsistency between the provisions of this Part 6 and any other provision of this Agreement, the provisions of this Part 6 will prevail.

(b) Deduction or withholding for tax. Section 2 of the agreement is amended as follows:

      (i) In Section 2(d)(ii)(1) the following words are deleted where they appear:

                "in respect of which X would not be required to pay an additional amount to Y under section 2(d)(i)(4)".

      (ii)  Section 2(d)(i)(4) is deleted in its entirety.

(c)   Events of Default and Termination Events.

      The following provisions of Section 5 will not apply to either Party A or Party B:

      Section 5(a)(ii)
      Section 5(a)(iii)
      Section 5(a)(iv)
      Section 5(a)(v)
      Section 5(a)(vi)
      Section 5(a)(viii)
      Section 5(b)(ii)
      Section 5(b)(iii)
      Section 5(b)(iv)

(d)   Transfer.

      (i)  A new paragraph (c) is added to Section 7 as follows:

           "a party may make such a transfer under, or in accordance with, the Master Security Trust Deed."

      and replace the "." at the end of Section 7(b) with "; and".

      (ii) The following sentence is added to Section 7 immediately before the last sentence in Section 7:

           "Any transfer in accordance with this Section 7 must be to a party with a rating acceptable to each Current Rating Agency and be notified to each Current Rating Agency by the party making the transfer."

(e) Role and liability of Global Trust Manager.

      Party A acknowledges that the Global Trust Manager will perform the day to day management of the Trust on the terms and conditions of the Master Trust Deed.

      Notwithstanding any other provision of this Agreement, the Global Trust Manager is not liable:

      (i) in connection with anything done by it in good faith and without negligence in reliance upon any document, form or list except where it is actually aware that the document, form or list is not genuine;

      (ii) if it fails to do anything because it is prevented or hindered from doing it by law or order;

      (iii) to anyone for payments made by it in good faith to a fiscal authority in connection with Taxes (including Taxes assessed on the income of the Trust) or other charges in respect of a Trust even if the payment need not have been made;

      (iv) if a person fails to carry out an agreement with the Global Trust Manager in connection with the Trust; or

      (v) to anyone because of any error of law or any matter done or omitted to be done by it in good faith in the event of the liquidation or dissolution of a company (other than a company under its control), except to the extent that any of the foregoing is caused by the Global Trust Manager's own gross negligence, fraud or wilful default.

      The Global Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

(f) Appointment of attorney by Party B. Party B hereby exclusively appoints the Global Trust Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Global Trust Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A, under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Global Trust Manager's authority to act on behalf of Party B in accordance with this Part 6(f) of the Schedule.

                                  ANNEXURE 1

                FORM OF CONFIRMATION FOR BASIS SWAP
                 - National RMBS Trust 2004-1 ("Trust")


28 September 2004

To:     Perpetual Trustee Company Limited     National Global MBS Manager, Pty Ltd.
        Level 8                               Level 24
        9 Castlereagh Street                  500 Bourke Street
        Sydney  NSW  2000                     Melbourne   VIC   3000

        Attention: Manager, Securitisation    Attention: Manager, Group Funding

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 September 2004, as amended, novated or supplemented from time to time ("Agreement"), between National Australia Bank Limited (ABN 12 004 044 937) ("Party A"), Perpetual Trustee Company Limited, (ABN 42 000 001 007) as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                  28 September 2004

Effective Date:              28 September 2004

Termination Date:            Means the earlier of:

                             (a)   the date that all the Notes have been
                                   redeemed in full;

                             (b)   the Final Termination Date; and

                             (c)   the Payment Date falling in March 2034,

                             subject to the Following Business Day Convention.

Notional Amount:             With respect to each Interest Period just ended,
                             means the Basis Swap Amount for that Interest
                             Period.

Floating Administered        Party B
Rate Payer:

Floating Administered        Each Payment Date
Rate Payer Payment
Dates:

Floating Rate Option:        The weighted average of the weighted average
                             interest rates for all Housing Loans comprising part of the Purchased Mortgage Loans being charged a variable rate of interest during the Collection Period which relates to the relevant
                             Interest Period, as calculated by the Global
                             Trust Manager on the first and the last day of that Collection Period.

Floating Rate Day Count      Actual (Fixed 365).
Fraction:

Floating BBSW Amounts:

Floating BBSW Rate Payer:    Party A

Floating BBSW Rate Payer     Each Payment Date
Payment Dates:

Payment Dates:

Floating Rate Option:        Bank Bill Rate

Spread:                      1.35% per annum..

Floating Rate Day Count      Actual/365 (Fixed)
Fraction:

Reset Dates:                 The first day of each Interest Period.

Business Day:                Melbourne, Sydney, New York and London provided
                             that day is also a TARGET Settlement Date

Business Day Convention:     Following

Calculation Agent:           The Global Trust Manager

Account Details
Instruction:

Account for payments to      As advised
Party A:

Account for payments to      As advised
Party B:

Other Provisions:            The Transaction to which this Confirmation
                             relates is a Basis Swap for the purposes of the Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely


SIGNED for and on behalf of           SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY             NATIONAL AUSTRALIA BANK
LIMITED (ABN 42 000 001 007) as       LIMITED (ABN 12 004 044 937)
trustee of the National RMBS
Trust 2004-1


By:                                   By:
      /s/ Kate Hamblin                       /s/ Michael White
      ----------------------------           -----------------------------
      (Authorised Person)                    (Authorised Person)

Name: Kate Hamblin                    Name:  Michael White
      -----------------------------          -----------------------------

Title: Manager                        Title: Manager Group Funding
      -----------------------------          -----------------------------



SIGNED for and on behalf of
NATIONAL GLOBAL MBS MANAGER PTY LTD


By:   /s/ Michael White
      -------------------------------
      (Authorised Person)

Name: Michael White
      -----------------------------

Title: Manager Group Funding
      -----------------------------

                                  ANNEXURE 2


                      FORM OF CONFIRMATION FOR FIXED SWAP
                     National RMBS Trust 2004-1 ("Trust")


28 September 2004

To:     Perpetual Trustee Company Limited     National Global MBS Manager, Pty Ltd.
        Level 8                               Level 24
        9 Castlereagh Street                  500 Bourke Street
        Sydney  NSW  2000                     Melbourne   VIC   3000

        Attention: Manager, Securitisation    Attention: Manager, Group Funding


SWAP CONFIRMATION - FIXED SWAP


The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.


This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 September 2004, as amended, novated or supplemented from time to time ("Agreement"), between National Australia Bank Limited, (ABN 12 004 044 937) ("Party A"), Perpetual Trustee Company Limited (ABN 42 000 001 007) as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1     The Transaction


The terms of the particular Transaction to which this Confirmation relates are as follows:


Trade Date:                  28 September 2004

Effective Date:              28 September 2004

Termination Date:            Means the earlier of:

                             (a)   the date that all the Notes have been
                                   redeemed in full;

                             (b)   the Final Termination Date; and

                             (c)   the Payment Date falling in March 2034,


                             subject to the Following Business Day Convention.

Notional Amount:             With respect to each Interest Period just ended,
                             means the Fixed Swap Amount for that Interest
                             Period.

Fixed Amounts:

Fixed Rate Payer:            Party B

Fixed Rate Payer Payment     Each Payment Date
Dates:

Fixed Rate:                  The weighted average of the weighted average
                             interest rates for all Housing Loans comprising part of the Purchased Mortgage Loans being charged a fixed rate of interest during the Collection Period that relates to the relevant
                             Interest Period, as calculated by the Global
                             Trust Manager on the first day and the last day of that Collection Period.

Fixed Rate Day Count         Actual/365 (Fixed).
Fraction:

Floating Amounts:

Floating Rate Payer:         Party A

Floating Rate Payer          Each Payment Date
Payment Dates:

Floating Rate Option:        Bank Bill Rate

Spread:                      1.39% per annum.

Floating Rate Day Count      Actual/365 (Fixed)
Fraction:

Reset Dates:                 The first day of each Interest Period.

Business Day:                Melbourne, Sydney, New York and London provided
                             that day is also a TARGET Settlement Date

Business Day Convention:     Following

Calculation Agent:           The Global Trust Manager

Account Details
Instruction:

Account for payments to      As advised
Party A

Account for payments to      As advised
Party B

Other Provisions:            The Transaction to which this Confirmation
                             relates is a Fixed Swap for the purposes of the Agreement.


2     Break Amounts

(a) On each Payment Date Party B agrees to pay to Party A the Total Break Amount but only if it is positive.

(b) Any amount payable under paragraph (a) is not to be netted in accordance with Section 2(c).

(c) Nothing in this clause 2 is to be taken to result in this Transaction actually being terminated at any time as a result of calculations required under this clause.

(d) Party A is to be the sole Calculation Agent for the purpose of calculations required under the definition of Break Amount but must make these calculations on the assumption that there are two Affected Parties.

(e)   In this clause:

      "Break Amount" means, in respect of a Fixed Interest Rate Loan that is subject to a Prepayment Date, the amount, if any, that would be payable by one party to the other under Section 6(e)(ii)(2) on the following assumptions:

      (i) the event giving rise to the Prepayment Date is an Additional Termination Event in respect of this Transaction and that both parties are Affected Parties;

      (ii)   the Prepayment Date is an Early Termination Date of this
             Transaction;

      (iii) the Notional Amount of this Transaction the subject of the Early Termination Date equals the Prepayment Amount applicable to the Prepayment Date;

      (iv)   Loss is the applicable payment measure.

      A Break Amount payable by Party B is to be expressed as a positive number.

      "Prepayment Amount" means, in respect of a Fixed Interest Rate Loan and a Prepayment Date, the amount of that loan prepaid or required to be repaid on that Prepayment Date.

      "Prepayment Date" means, in respect of a Fixed Interest Rate Loan, the date on which it is terminated or prepaid for any reason before its scheduled maturity date.

      "Total Break Amount" in respect of a Payment Date means the sum of each Break Amount calculated in respect of the Prepayment Dates occurring during the Collection Period ending immediately before that Payment Date.


Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.


Yours sincerely





SIGNED for and on behalf of            SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY              NATIONAL AUSTRALIA BANK
LIMITED (ABN 42 000 001 007) as        LIMITED (ABN 12 004 044 937)
trustee of the National RMBS
Trust 2004-1


By:   /s/ Kate Hamblin                By:   /s/ Michael White
      -----------------------------         -----------------------------
      (Authorised Person)                   (Authorised Person)

Name: Kate Hamblin                    Name: Michael White
      -----------------------------         -----------------------------

Title: Manager                        Title: Manager Group Funding
      -----------------------------         -----------------------------





SIGNED for and on behalf of
NATIONAL GLOBAL MBS MANAGER PTY
LTD


By:   /s/ Michael White
      -------------------------------
(Authorised Person)

Name: Michael White
      -----------------------------

Title: Manager Group Funding
      -----------------------------

                                      29
EXECUTION PAGES FOR ISDA MASTER AGREEMENT AND SCHEDULE

SIGNED by Michael White        )
as attorney for NATIONAL       )
AUSTRALIA BANK LIMITED under   )
power of attorney dated 13     )
September 2004                 )
                               )
in the presence of:            )
                               )
/s/ Jason Elphick              )
-------------------------------)
Signature of witness           )
                               )
Jason Elphick                  )
-------------------------------)
Name of witness (block         )
      letters)                 )     /s/ Michael White
                               )     ----------------------------
                                     By executing this agreement
-------------------------------)     the attorney states that
Address of witness             )     the attorney has received
                               )     no notice of revocation of
-------------------------------)     the power of attorney
Occupation of witness




SIGNED by Kate Hamblin         )
as attorney for PERPETUAL      )
TRUSTEE COMPANY LIMITED under  )
power of attorney dated        )
                               )
                               )
in the presence of:            )
                               )
/s/ Ian Edmonds-Wilson         )
-------------------------------)
Signature of witness           )
                               )
Ian Edmonds-Wilson             )
-------------------------------)
Name of witness (block         )
      letters)                 )     /s/ Kate Hamblin
                                     --------------------------------------
                               )     By executing this agreement
-------------------------------)     the attorney states that
Address of witness             )     the attorney has received
                               )     no notice of revocation of
-------------------------------)     the power of attorney
Occupation of witness

SIGNED by Michael White as     )
attorney for NATIONAL GLOBAL   )
MBS MANAGER PTY LTD under      )
power of attorney dated 21     )
September 2004                 )
                               )
-------------------------------)
in the presence of:            )
                               )
/s/ Jason Elphick              )
Signature of witness           )
                               )
Jason Elphick                  )     /s/ Michael White
-------------------------------)     -----------------------------
Name of witness (block         )     By executing this agreement
      letters)                 )     the attorney states that
                               )     the attorney has received
-------------------------------)     no notice of revocation of
Address of witness             )     the power of attorney

-------------------------------
Occupation of witness